Filed pursuant to Rule 497(e)
                                            Registration Nos. 33-25716; 811-5697


                             THE CHAPMAN FUNDS, INC.
                                 DEM EQUITY FUND
                             US TREASURY MONEY FUND

                      Supplement dated December 13, 2002 to
                         Prospectus dated March 1, 2002

Due to current market conditions, the Board of Directors of The Chapman Funds, Inc. has considered and adopted a Plan of Liquidation on behalf of its DEM Equity Fund and the US Treasury Money Fund series.

As soon as is practicable, The Chapman Funds, Inc., on behalf of each of the series, will mail to each stockholder of record a liquidating cash distribution equal to the stockholder's proportionate interest in the net assets of the applicable series. The proposed date for mailing liquidation proceeds is anticipated to be no later than December 31, 2002.

Effective immediately, no new investments will be accepted into either series.